UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2017

Sterling Bancorp

(Exact name of registrant as specified in its charter)

Delaware	001-35385	80-0091851
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

400 Rella Boulevard, Montebello, New York	10901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (845) 369-8040

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 13, 2017, Sterling Bancorp (“Sterling” or the “Company”) held a special meeting of stockholders (the “Special Meeting”), as further described in Section 5.07 below, at which the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Sterling Charter”) to increase Sterling’s authorized shares of common stock by 120 million to 310 million (the “Amendment”) in connection with the Merger (defined below). The Amendment became effective upon the Company’s filing of the Amendment with the Secretary of State of Delaware on June 14, 2017. A copy of the amendment to the Sterling Charter is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Special Meeting was held on June 13, 2017 in order for Sterling’s stockholders to vote upon the following proposals set forth in a joint proxy statement/prospectus (the “Proxy Statement/Prospectus”) prepared in connection with the Merger (defined below), dated April 28, 2017, and filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 1, 2017:

As of April 28, 2017, the record date for the Special Meeting, there were 135,593,374 shares of Sterling common stock issued and outstanding and eligible to be voted at the Special Meeting, and 125,692,502 shares were represented in person or by proxy at the Special Meeting, which constituted a quorum to conduct business at the meeting.

The results of the votes cast by stockholders are as follows:

Proposal 1:  To adopt the Agreement and Plan of Merger, dated as of March 6, 2017 (the “Merger Agreement”), by and between Astoria Financial Corporation (“Astoria”) and Sterling, as such agreement may be amended from time to time, pursuant to which Astoria will merge with and into Sterling, with Sterling as the surviving corporation (the “Merger”), as more fully described in the Proxy Statement/Prospectus (the “Sterling Merger Proposal”);

Proposal 1:	The Sterling Merger Proposal:

For	Against	Abstain	Broker Non-Votes
112,196,650	284,486	530,928	12,680,438

Proposal 2: To approve an amendment to Sterling’s Charter to increase Sterling’s authorized shares of common stock by 120 million to 310 million (the “Sterling Charter Amendment Proposal”);

Proposal 2:	The Sterling Charter Amendment Proposal:

For	Against	Abstain	Broker Non-Votes
124,115,502	973,606	603,394	0

Proposal 3:  To approve one or more adjournments of the Special Meeting, if necessary or appropriate, including adjournments to permit further solicitation of proxies in favor of the Sterling Merger Proposal and the Sterling Charter Amendment Proposal (the “Adjournment Proposal”). Because the Sterling Merger Proposal and the Sterling Charter Amendment Proposal were approved, the Adjournment Proposal was withdrawn and not considered at the Special Meeting.

Completion of the Merger remains subject to the satisfaction of the remaining customary closing conditions contained in the Merger Agreement.  Assuming such conditions are satisfied, Sterling currently expects to complete the Merger in the fourth calendar quarter of 2017.

Item 8.01    Other Events.

On June 13, 2017, the Company and Astoria jointly issued a press release announcing the voting results described in Item 5.07 of this Current Report on Form 8-K, along with the voting results of the special meeting of Astoria’s stockholders. The joint press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

Some of the statements contained in this report are forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 giving Sterling’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving Astoria and Sterling, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions and other statements that are not historical facts. These forward-looking statements are subject to numerous assumptions, risks, and uncertainties which change over time. In addition to factors previously disclosed in Sterling’s and Astoria’s reports filed with the SEC, the following factors, among others, could cause actual results to differ materially from forward-looking statements: ability to obtain regulatory approvals and meet other closing conditions to the Merger, including delay in closing the Merger; business disruption following the merger; difficulties and delays in integrating the Sterling and Astoria businesses or fully realizing cost savings and other benefits; Sterling’s potential exposure to unknown or contingent liabilities of Astoria; the challenges of integrating, retaining, and hiring key personnel; failure to attract new customers and retain existing customers in the manner anticipated and other consequences associated with mergers, acquisitions and divestitures; the outcome of pending or threatened litigation, or of matters before regulatory agencies, whether currently existing or commencing in the future, including litigation related to the merger; any interruption or breach of security resulting in failures or disruptions in customer account management, general ledger, deposit, loan, or other systems; changes in Sterling’s stock price before closing, including as a result of the financial performance of Astoria prior to closing; operational issues stemming from, and/or capital spending necessitated by, the potential need to adapt to industry changes in information technology systems, on which Sterling and Astoria are highly dependent; changes in legislation, regulation, policies, or administrative practices and the ability to comply with such changes in a timely manner; changes in the monetary and fiscal policies of the U.S. Government, including policies of the U.S. Department of the Treasury and the Federal Reserve Board; changes in interest rates, which may affect Sterling’s or Astoria’s net income, prepayment penalty income, mortgage banking income, and other future cash flows, or the market value of Sterling’s or Astoria’s assets, including its investment securities; changes in accounting principles, policies, practices, or guidelines; changes in Sterling’s credit ratings or in Sterling’s ability to access the capital markets; natural disasters, war, or terrorist activities; and other economic, competitive, governmental, regulatory, technological, and geopolitical factors affecting Sterling’s or Astoria’s operations, pricing, and service.

For any forward-looking statements made in this report, Sterling claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on these statements, which speak only as of the date of this report. Sterling does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. All subsequent written and oral forward-looking statements concerning the Merger or other matters addressed in this report and attributable to Sterling, Astoria or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this report.

Important Additional Information

Investors and stockholders are urged to carefully review and consider each of Sterling’s and Astoria’s public filings with the SEC, including but not limited to their Annual Reports on Form 10-K, their proxy statements, their Current Reports on Form 8-K and their Quarterly Reports on Form 10-Q. The documents filed by Sterling with the SEC may be obtained free of charge at Sterling's website at www.sterlingbancorp.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Sterling by requesting them in writing to Sterling Bancorp, 400 Rella Boulevard, Montebello, New York 10901, Attention: Investor Relations, or by telephone at (845) 369-8040.

The documents filed by Astoria with the SEC may be obtained free of charge at Astoria’s website at www.astoriabank.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Astoria by requesting them in writing to Astoria, c/o Astoria Bank, One Astoria Bank Plaza, Lake Success, New York 11042, Attention: Investor Relations, or by telephone at (516) 327-7877.

This communication is being made in respect of the Merger. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities. In connection with the Merger, Sterling has filed with the SEC and the SEC has declared effective, a registration statement on Form S-4 (File No. 333-217153) (the “Form S-4”) which includes the Proxy Statement/Prospectus, and other documents regarding the Merger. Before making any investment decision, investors and stockholders of Sterling and Astoria are urged to carefully read the entire Form S-4 and the Proxy Statement/Prospectus, as well as any amendments or supplements to these documents and any other relevant documents filed with the SEC, because they contain important information about the Merger, Sterling and Astoria. Investors and stockholders can obtain the Form S-4 and the Proxy Statement/Prospectus free of charge from the SEC’s website or from Sterling or Astoria by writing to the addresses provided for each company set forth in the paragraphs above.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
3.1	Amendment to the Amended and Restated Certificate of Incorporation
99.1	Joint Press Release of the Company and Astoria, dated June 13, 2017, regarding Special Meeting Results

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sterling Bancorp

Date: June 14, 2017	By:	/s/ Luis Massiani
Luis Massiani
Senior Executive Vice President and
Chief Financial Officer